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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


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                                       FORM 8-K
                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             January 20, 1997
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                              TCF Financial Corporation
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                (Exact name of registrant as specified in its charter)



                                       Delaware
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                    (State or other jurisdiction of incorporation)



         0-16431                                         41-1591444
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Commission File Number                         (IRS Employer Identification No.)



            801 Marquette Avenue, Suite 302, Minneapolis, Minnesota 55402
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                       (Address of principal executive offices)



    (612) 661-6500
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Registrant's Telephone Number


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Item 5.  OTHER EVENTS


On January 20, 1997, TCF Financial Corporation (the "Company") authorized the repurchase of up to five percent of the Company's outstanding shares through open market or privately negotiated transactions. The repurchased shares will become treasury shares. The Company has 337,688 shares remaining unpurchased in its current five percent stock repurchase program, which the Company expects to repurchase before initiating the new program. Attached hereto as Exhibit 99.1 and incorporated herein by reference is the Company's press release dated January 20, 1997.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Press Release dated January 27, 1997.





                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 27, 1997

                                  TCF FINANCIAL CORPORATION



                                  By   /s/Ronald J. Palmer
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                                       Ronald J. Palmer
                                  Its  Treasurer and Chief Financial Officer